LYON & LYON
A Partnership Including
COE A. BLOOMBERG
A Professional Corporation
MICHAEL J. WISE
JEFFREY P. WALL
611 West Sixth Street, 34th Floor
Los Angeles, California  90017
(213) 489-1600

Attorneys for Plaintiff
GENENTECH, INC.



                        UNITED STATES DISTRICT COURT

                   FOR THE NORTHERN DISTRICT OF CALIFORNIA


GENENTECH, INC.,             )
a Delaware Corporation,      )  Case No.   C94-1879
                             )           -------------
                             )
            Plaintiff        )
                             )
               v.            )  COMPLAINT FOR PATENT
                             )  INFRINGEMENT
CENTOCOR, INC.               )
a Pennsylvania Corporation   )
                             )  DEMAND FOR JURY TRIAL
            Defendant        )


         For its cause of action against Defendant, Plaintiff alleges as follows:

                                 I.  Parties
                                     -------

     1. Plaintiff, Genentech, Inc. (hereinafter "Genentech"), is a corporation organized and existing under the laws of the State of Delaware, having its principal place of business at 460 Point San Bruno Boulevard, South San Francisco, California 94080.

     2. Defendant, Centocor, Inc. (hereinafter "Centocor") upon information and belief, is a corporation organized and existing under the laws of the State of Pennsylvania, having its principal place of business at 200 Great Valley Parkway, Malvern, Pennsylvania 19355-1307.

                         II.  Jurisdiction and Venue
                              ----------------------
     3. This Court has subject matter jurisdiction over this action under the provisions of 28 U.S.C. (S) 1338(a) and 28 U.S.C. (S)1331, and venue is proper in this judicial district under 28 U.S.C. (S) 1400(b) and 28 U.S.C. (S)(S) 1391(b) and (c).

                    III.  Centocor's Patent Infringement
                          ------------------------------

     4. U.S. Patent No. 4,816,567 (the "'567 Patent") was duly and lawfully issued to Genentech on March 28, 1989, for recombinant immunoglobin preparations, by assignment from the inventors, Shmuel Cabilly, Herbert L. Heyneker, William E. Holme, Arthur D. Riggs, and Ronald B. Wetzel. The patent was issued for a term of 17 years, remains in full force and effect, and is now owned by Genentech. A true and complete copy of the '567 Patent is attached as Exhibit A to this Complaint.

     5. Upon information and belief, Centocor had actual and constructive notice of the '567 Patent and has made, used and sold, and continues to make, use and sell, recombinant immunoglobin preparations which fall within the scope of the claims of the '567 patent. Upon information and belief, Centocor has sold and used, and continues to sell and use in this judicial district and throughout the United States recombinant immunoglobin preparations which fall within the scope of the claims of the '567 Patent.

     6. Centocor's unauthorized manufacture, use and sale of recombinant immunoglobin preparations falling within the scope of the '567 Patent constitutes infringement of said patent in violation of 35 U.S.C. (S) 271 to the substantial and irreparable injury of Genentech.

     7. Upon information and belief, Centocor's infringing recombinant immunoglobin preparations were manufactured, used and sold with full knowledge of Genentech's '567 patent. Centocor's infringement of the '567 Patent is calculated, willful and wanton commending the award of exemplary damages under 35 U.S.C. (S) 284, and making this case "exceptional" within the meaning of 35 U.S. (S) 285, to justify the award to Genentech of damages up to three times the amount found or assessed, costs, interest and the attorney's fees incurred by Genentech in this action.

                              DEMAND FOR JUDGMENT
                              -------------------
     WHEREFORE, Genentech respectfully prays for Judgment that:

     1.  Centocor be adjudged and decreed to have infringed the '567 Patent.

     2. Centocor, its agents, servants, officers, directors, employees, attorneys, privies, successors, assignees and all who act in concert or participation with them be enjoined preliminarily and permanently from further infringement of the '567 Patent.

     3. Centocor be ordered to pay Genentech all damages sustained by Genentech, and account for all profits made as a result of their unlawful acts pursuant to 35 U.S.C. (S) 284 and that such amounts be trebled.

     4.  This is an exceptional case under 35 U.S.C. (S) 284.

     5. Genentech be awarded its costs, expenses, costs in excess of taxable costs, interest, and attorney's fees in this action.

     6. Genentech have such other and further relief as the Court may deem appropriate.

                                            LYON & LYON
                                            A Partnership Including
                                            COE A. BLOOMBERG
                                            A Professional Corporation
                                            MICHAEL J. WISE
                                            JEFFREY P. WALL


Dated:  April 21, 1994                      By:  /s/ Coe A. Bloomberg
                                                -------------------------
                                                 Coe A. Bloomberg
                                                 Attorneys for Plaintiff
                                                 GENENTECH, INC.

                            DEMAND FOR JURY TRIAL
                            ---------------------

     Plaintiff Genentech hereby demands trial by jury of all issues herein.

                                            LYON & LYON
                                            A Partnership Including
                                            COE A. BLOOMBERG
                                            A Professional Corporation
                                            MICHAEL J. WISE
                                            JEFFREY P. WALL
                                            611 West Sixth Street
                                            34th Floor
                                            Los Angeles, California 90017


Dated:  April 21, 1994                      By:  /s/ Coe A. Bloomberg
                                                --------------------------
                                                 Coe A. Bloomberg
                                                 Attorneys for Plaintiff
                                                 GENENTECH, INC.


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